Exhibit 10.2

THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

This THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of June 30, 2025, by and among Veritone, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors, the Lenders party hereto constituting Requisite Lenders under the Existing Credit Agreement (as defined below) (each, a “Consenting Lender” and together, the “Consenting Lenders”), and Wilmington Savings Fund Society, FSB, in its capacities as Administrative Agent and Collateral Agent (in such capacities, collectively, the “Agent”).

RECITALS

Reference is made to that certain Credit and Guaranty Agreement, dated as of December 13, 2023 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of April 24, 2025 and that certain Second Amendment to Credit and Guaranty Agreement, dated as of June 13, 2025, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, the Guarantors, the Lenders party thereto from time to time, and the Agent.

The Credit Parties have requested that the Consenting Lenders and the Agent enter into this Amendment to the Existing Credit Agreement to, among other things, modify the minimum Consolidated Liquidity threshold under Section 6.8 of the Existing Credit Agreement such that minimum Consolidated Liquidity shall not be less than (i) $5,000,000, from and after the Second Amendment Effective Date through August 31, 2025 and (ii) $15,000,000, at all times thereafter.

Now, therefore, in consideration of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt of which is acknowledged, the parties to this Amendment acknowledge, agree and consent as follows:

SECTION 1. Defined Terms; Interpretation. Unless otherwise defined herein, capitalized terms used in this Amendment have the meanings, if any, assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.3 of the Existing Credit Agreement are applicable to, and are incorporated into, this Amendment by reference.

SECTION 2. Amendments. Subject to the satisfaction (or written waiver) of the conditions precedent set forth in Section 4 of this Amendment, Section 6.8 of the Existing Credit Agreement is hereby amended, effective as of the Third Amendment Effective Date, as set forth below.

“6.8 Minimum Consolidated Liquidity. The Company shall not permit Consolidated Liquidity at any time to be less than, (a) from and after the First Amendment Effective Date and prior to the Second Amendment Effective Date, $10,000,000, (b) from and after the Second Amendment Effective Date through August 31, 2025, $5,000,000 and (c) at all other times, $15,000,000.

SECTION 3. Representations and Warranties.

(a) Each Credit Party represents and warrants as of the Third Amendment Effective Date that: (i) it has all requisite power and authority to enter into this Amendment and to perform, in all material respects, the Credit Agreement and the other Credit Documents to which it is a party, (ii) it has taken all necessary organizational action to authorize the execution and delivery of this Amendment and the performance of this Amendment, the Credit Agreement and the other Credit Documents to which it is a party, (iii) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or the performance, validity or enforceability of this Amendment, the Credit Agreement or any of the other Credit Documents, except (x) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (y) those consents, authorizations, filings and notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) this Amendment has been duly executed and delivered on behalf of such Credit Party, (v) each of this Amendment, the Credit Agreement and each other Credit Document to which such Credit Party is a party constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at Law) and (vi) at the time of and immediately after the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment or the performance by the Credit Parties of their obligations under this Amendment, the Credit Agreement or the other Credit Documents.

(b) Immediately after giving effect to this Amendment and the transactions contemplated by this Amendment, each of the representations and warranties contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects (without duplication of any materiality or Material Adverse Effect qualifier therein) on and as of the Third Amendment Effective Date as if made on the Third Amendment Effective Date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all respects as of such specific date).

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”) on which the following conditions shall have been satisfied or waived in writing:

(a) the Agent and the Consenting Lenders shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Consenting Lenders and the Agent;

(b) the representations and warranties contained in Section 3 of this Amendment are true and accurate; and

(c) the Borrower shall have paid all fees, costs and expenses due and payable as of the Third Amendment Effective Date to counsel for the Consenting Lenders in accordance with Section 10.2 of the Credit Agreement to the extent invoiced to the Borrower on or prior to the Third Amendment Effective Date.

SECTION 5. Reference to and Effect Upon the Credit Agreement. Each Credit Party expressly acknowledges and agrees that (a) all of its obligations, liabilities and indebtedness under each Credit Document that remain outstanding after giving effect to this Amendment shall remain in full force and effect on a continuous basis and all such obligations shall be valid and enforceable and shall not be impaired or limited by the execution and effectiveness of this Amendment, (b) all of the Liens and security interests created and arising under each Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for the Obligations, including, without limitation, its obligations, liabilities and indebtedness under the Existing Credit Agreement (and after giving effect to this Amendment, the Credit Agreement) to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as amended by this Amendment), and (c) the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Credit Documents. The parties to this Amendment acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Amendment and any other Credit Documents amended or executed and delivered in connection with this Amendment shall not constitute a novation of the Existing Credit Agreement or any other Credit Documents as in effect on or prior to the Third Amendment Effective Date. This Amendment shall be deemed to be a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents. On and after the Third Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment.

SECTION 6. Costs and Expenses; Indemnity. Sections 10.2 and 10.3 of the Existing Credit Agreement are incorporated by reference, mutatis mutandis, as if such Sections were set forth in full in this Amendment.

SECTION 7. Credit Party Releases.

(a) Each of the Credit Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and, to the extent the same is claimed by right of, through or under any of the Credit Parties, for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Agent and each of the Lenders in their respective capacities as such under the Credit Documents, and the Agent’s and each Lender’s respective successors-in-title, legal representatives and permitted assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent and each of the Lenders or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, reasonable attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise, whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing as of the Effective Date, against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the Effective Date in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Credit Document (including, without limitation, this Amendment) and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”); provided, that, no Releasing Party shall have any obligation with respect to Claims to the extent such Claims are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of any Releasee. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7(a).

(b) Each of the Credit Parties, on behalf of itself and each other Releasing Party, absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Credit Party pursuant to Section 7(a). If any Credit Party or any Releasing Party violates the foregoing covenant and agreement, the Credit Parties agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 8. Governing Law; etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Amendment is subject to the provisions of Sections 10.14, 10.15 and 10.16 of the Credit Agreement relating to submission to jurisdiction, venue, service of process and waiver of right to trial by jury, the provisions of which are by this reference incorporated in this Amendment in full.

SECTION 9. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. A set of the copies of this Amendment signed by all the parties hereto shall be lodged with the Borrower and the Agent. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated by this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12. Direction and Acknowledgement. Pursuant to the Credit Agreement, including, without limitation, Sections 9.3 and 10.5 thereof, the Consenting Lenders, which collectively constitute the Requisite Lenders under the Credit Agreement, hereby:

(a) authorize, request, direct and instruct the Agent to execute and deliver this Amendment and to take the other actions (or refrain from acting), in each case, as contemplated by and in connection with this Amendment;

(b) acknowledge and agree that the Agent has no liability or responsibility for, and has not independently or otherwise verified or confirmed the truthfulness, correctness or accuracy of any of the information set forth in this Amendment and will not verify or confirm the same with respect to any other consent, waiver, instruction, modification or direction related to this Amendment;

(c) acknowledge and agree that (x) the authorization, request, instruction and direction from the Consenting Lenders set forth herein constitutes a Direction of the Requisite Lenders and an authorization, request, instruction and direction from the percentage of Lenders necessary under the circumstances under the provisions of Sections 9.3 and 10.5 of the Credit Agreement and (y) all sections of Section 9 of the Credit Agreement shall apply to any and all actions (and inactions) taken by the Agent in accordance with such authorization, request, instruction and direction; and

(d) release the Agent from any and all liability arising out of or otherwise related to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

VERITONE, INC.

By:	/s/ Michael L. Zemetra
Name: Michael L. Zemetra
Title: Chief Financial Officer

VERITONE ENTERPRISE, LLC

By:	/s/ Michael L. Zemetra
Name: Michael L. Zemetra
Title: Chief Financial Officer

VERITONE DIGITAL, INC.

By:	/s/ Michael L. Zemetra
Name: Michael L. Zemetra
Title: Chief Financial Officer

TABLE ROCK MANAGEMENT, LLC

By:	/s/ Michael L. Zemetra
Name: Michael L. Zemetra
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

PANDOLOGIC, INC.

By:	/s/ Michael L. Zemetra
Name: Michael L. Zemetra
Title: Chief Financial Officer

BROADBEAN, INC.

By:	/s/ Michael L. Zemetra
Name: Michael L. Zemetra
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

WILMINGTON SAVINGS FUND SOCIETY, FSB as Administrative Agent and Collateral Agent

By:	/s/ Kevin McGarvey
Name: Kevin McGarvey
Title: Assistant Vice President

[Signature Page to Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

CPMF Situations I LLC as a Consenting Lender

By:	/s/ Charles E. Carnegie
Name: Charles E. Carnegie
Title: Managing Member, Context Capital Management, LLC, as investment advisor

[Signature Page to Third Amendment to Credit Agreement]